UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2009

DEERFIELD CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

6250 North River Road, 9th Floor, Rosemont, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (773) 380-1600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On April 14, 2009, Deerfield Capital Corp. (“DFR”) announced its entry into a new investment venture with Pegasus Capital Advisors L.P. (“Pegasus”).  Under the management of Deerfield Capital Management LLC (“DCM”), DFR’s investment management subsidiary, Pegasus and DFR have committed to invest $75 million and $15 million, respectively, primarily in corporate bank loans and other senior secured corporate loans.  The commitments of each of Pegasus and DFR are subject to numerous conditions, any or all of which may not be satisfied.

In connection with this investment venture, on April 9, 2009, DFR issued to Pegasus Deerfield (AIV), LLC, an affiliate of Pegasus (“Pegasus Deerfield”), (i) a five-year warrant to purchase 2,500,000 shares of its common stock at an exercise price of $4.25 per share (“Warrant A”) and (ii) a five-year warrant to purchase 500,000 shares of its common stock at an exercise price of $10.00 per share (“Warrant B,” and together with Warrant A, the “Warrants”).  The 2,500,000 shares of DFR common stock underlying Warrant A and the 500,000 shares of DFR common stock underlying Warrant B are collectively referred to herein as the “Warrant Shares.”  Simultaneously with the execution of the Warrants, DFR entered into a Registration Rights Agreement, dated as of April 9, 2009 (the “Registration Rights Agreement”), with Pegasus Deerfield that provides registration rights with respect to the Warrant Shares.

Set forth below are brief descriptions of the material terms and conditions of the Warrants and the Registration Rights Agreement.  These descriptions do not purport to be complete, should be read together with and are qualified in their entirety by Warrant A, Warrant B and the Registration Rights Agreement, filed as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K.

In connection with the formation of Deerfield Pegasus Loan Capital LP (“Fund I”), a private investment fund as to which DCM will serve as the investment advisor, certain combinations of DFR, DCM, Pegasus Deerfield, Fund I, PGS Management, LLC, an affiliate of Pegasus Deerfield and consultant to Fund I (“PGS”), and DPLC General Partner LLC, general partner of Fund I (“DLC GP”), entered into three side letter agreements, dated April 9, 2009 (“Side Letter No. 1,” “Side Letter No. 2” and “Side Letter No. 3” and, collectively, the “Side Letter Agreements”), setting forth certain rights and obligations of the parties thereto.

Set forth below are brief descriptions of the material terms and conditions of the Side Letter Agreements.  These descriptions do not purport to be complete, should be read together with and are qualified in their entirety by Side Letter No. 1, Side Letter No. 2 and Side Letter No. 3, filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

As a condition to the formation of Fund I, DCM entered into a letter agreement, dated April 9, 2009 (the “Trutter Letter Agreement”), with Jonathan Trutter, the Chief Executive Officer of DFR and the Chief Executive Officer and Chief Investment Officer of DCM.  The Trutter Letter Agreement contains certain provisions relating to devotion of time, non-competition, non-solicitation, non-disparagement and cooperation.

Set forth below is a brief description of the material terms and conditions of the Trutter Letter Agreement.  This description does not purport to be complete, should be read together with and is qualified in its entirety by the Trutter Letter Agreement, filed as Exhibit 10.5 to this Current Report on Form 8-K.

Description of the Warrants

Each Warrant is exercisable at any time on or prior to its expiration date, subject to certain vesting restrictions described below.  Under each Warrant, the expiration date means the earlier to occur of (i) April 9, 2014 or (ii) at the written election of the Warrant holder, on or before the 30th day following the date of DFR’s notice to such holder of the commencement of the marketing of the second successor fund to Fund I.

Each Warrant entitles its holder to purchase the shares of common stock specified on the face of the Warrant at the price specified on the face of the Warrant, subject to adjustment in accordance with the anti-dilution and other adjustment provisions described below.  The holder of each Warrant will be able to exercise any vested portion of the Warrant, in whole or part, by delivering to DFR the certificate representing the Warrant, the exercise notice properly completed and executed and payment of the aggregate exercise price for the number of shares of common stock as to which the Warrant is being exercised.

The exercise price will be payable at the option of DFR prior to January 1, 2011 and with the consent of each Warrant holder thereafter: (i) in cash or by wire transfer of immediately available funds; or (ii) by cashless exercise, pursuant to which the Warrant holder will receive the number of shares of DFR common stock equal to the quotient of (A) the product of (1) the number of shares purchasable under the Warrant (or portion thereof) in respect of which the Warrant is being exercised and (2) the closing price of DFR’s common stock on the date of the exercise notice minus the exercise price on the date of the exercise notice and (B) the closing price per share of DFR’s common stock on the date of the exercise notice.

Any vested portion of either Warrant is immediately exercisable upon issuance, provided that no warrant will vest prior to April 9, 2011, which is the second anniversary of the initial closing date under the Warrants.  Provided that the average invested capital of the holder of each Warrant in Fund I and DLC GP during the period commencing on October 9, 2009 and terminating on April 9, 2011 is equal to at least $50 million, the Warrant holder’s interest in the Warrant Shares will vest in accordance with its “vesting percentage.”  The holder’s “vesting percentage” under each Warrant is a fraction, expressed as a percentage, the numerator of which will be the aggregate amount of funds that the holder has contributed to Fund I and DLC GP (a “Capital Contribution”) and the denominator of which will be $75 million.  The Warrant holder will continue to vest in the Warrant Shares in accordance with such vesting formula to the extent it makes additional Capital Contributions thereafter.

Each Warrant may be exercised at any time in whole or in part at the applicable exercise price until its expiration date and subject to its vesting requirements, each as described above.  No fractional shares of DFR’s common stock will be issued upon the exercise of the Warrants.  Rather, the number of shares of common stock issued will be rounded up or down to the nearest whole number.

Each of the Warrants provides for the adjustment of the exercise price and the number of DFR common shares issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of common stock or common stock options to holders of DFR’s common shares, and upon the taking of any action by DFR that, in the opinion of a Warrant holder, materially and adversely affects the rights of such holder.  The Warrants do not entitle the holders to any voting or other rights as are accorded to DFR’s stockholders.

The Warrants were issued to accredited investors in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Neither the Warrants nor the Warrant Shares are subject to any contractual restrictions on transfer.  DFR has granted registration rights to Pegasus Deerfield with respect to the Warrant Shares as set forth in the Registration Rights Agreement executed concurrently with the Warrants.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to Warrant A and Warrant B, which are filed as Exhibits 4.1 and 4.2, respectively to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Description of Registration Rights Agreement

The Registration Rights Agreement provides, among other things, that DFR must prepare and file, upon certain circumstances, one or more registration statements with the Securities and Exchange Commission (“SEC”) registering the resale of “registrable securities.”  The Registration Rights Agreement defines “registrable securities” as (i) all the shares of DFR’s common stock (including shares issuable pursuant to the exercise of a Warrant) owned or held by Pegasus Deerfield and its transferees (collectively, the “Investor Parties”) under the Registration Rights Agreement and (ii) any securities of DFR issued as a dividend or other distribution with respect to any of the shares described in clause (i) above.

The Registration Rights Agreement grants certain “demand” and “piggyback” registration rights to holders of the registrable securities.  In the event holders of a majority-in-interest of the registrable securities underlying a Warrant so demand at any time and from time to time, DFR must prepare and file with the SEC a registration statement registering the shares held by such holders for resale.  DFR is not obligated to register shares upon such demand more than two times with respect to the registrable securities underlying each of Warrant A and Warrant B, for an aggregate of four demand registrations in total (subject to customary cutbacks due to market conditions).  DFR is not required to cause a registration statement to become effective pursuant to the exercise of such demand registration rights at any time prior to April 9, 2011, which is the second anniversary of the initial closing date under the Warrants.

In addition, at any time and from time to time, any Investor Party may request in writing that DFR register the resale of all or a portion of such holder’s registrable securities on a Form S-3 or any other short-form registration statement then available.  Upon receipt of such a request, DFR is required to give prompt notice of the proposed Form S-3 registration to the other Investor Parties and, as soon as practicable thereafter, effect the registration of registrable securities held by the requesting Investor Party and any other Investor Parties joining in such request.  Notwithstanding the foregoing, DFR is not required to effect any such Form S-3 registration (i) if Form S-3 is not then available for the proposed offering, (ii) if the aggregate public offering price of the securities proposed to be included in the registration does not exceed $500,000 or (iii) at any time prior to April 9, 2011, which is the second anniversary of the initial closing date under the Warrants.

In addition to the demand and Form S-3 registration rights described above, in the event DFR determines to prepare and file with the SEC a registration statement registering any shares of its equity securities (including securities exchangeable for or convertible into equity securities), then holders of registrable securities then outstanding generally may seek to include, or “piggyback,” their shares of common stock on such registration statement (subject to customary cutbacks due to market conditions).

If DFR is required to effect the registration of any registrable securities upon the exercise of demand, Form S-3 or piggyback rights under the Registration Rights Agreement, DFR generally must use its reasonable best efforts to effect the registration and sale of such securities as expeditiously as practicable.  With respect to a request for demand registration and any related piggyback registrations, DFR must prepare and file with the SEC a registration statement on an appropriate form within 45 days after receipt of such demand request.  Upon the good faith determination of DFR’s board of directors that a demand registration would be materially detrimental to DFR or its stockholders, DFR may defer such registration for up to 60 days.  This deferral right is not exercisable by DFR more than once during any 365-day period.

DFR is obligated to keep any registration statement relating to registrable securities effective for so long as such securities remain registrable securities in accordance with, and subject to, the terms and conditions of the Registration Rights Agreement.

DFR will pay all expenses incurred by the holders of registrable securities in connection with any piggyback registration, demand registration or Form S-3 registration undertaken pursuant to the Registration Rights Agreement, including the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the registrable securities included in a particular registration.  Further, among other things, DFR is required under the Registration Rights Agreement to use its commercially reasonable best efforts to obtain eligibility to use Form S-3 and take such further action as the holders of registrable securities may reasonably request to enable such holders to sell their registrable securities without registration in accordance with Rule 144 under the Securities Act.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Description of the Side Letter Agreements

Side Letter No. 1

On April 9, 2009, DCM, DFR, Pegasus Deerfield, PGS, Fund I and DLC GP entered into Side Letter No. 1 providing Pegasus Deerfield and its affiliates with certain governance and economic rights in respect of its investment in Fund I and DLC GP.  Under Side Letter No. 1, Pegasus Deerfield has certain consent rights over the actions of DCM and its affiliates, including (i) any action that could have a material adverse effect on Pegasus Deerfield or its affiliates, (ii) the entry into any material agreements in respect of Fund I, (iii) certain amendments of the investment advisory agreement between Fund I and DCM, (iv) the transfer of all or a substantial portion of the assets of DCM, (v) the exercise of a power of attorney by DCM or DFR on behalf of Pegasus Deerfield, (vi) certain tax-related elections and determinations related to Fund I, (vii) the waiver or amendment of certain restrictive covenant agreements regarding DCM’s key investment professionals, (viii) the approval of the annual budget of Fund I, (ix) in certain limited circumstances, the valuation of the assets of Fund I, (x) the use of the name “Pegasus” in certain circumstances and (xi) the disclosure of certain confidential information relating to Pegasus and Fund I.

In addition, Pegasus Deerfield has a liquidation and distribution preference which provides that Fund I and DLC GP will not make certain distributions to DFR and its affiliates in respect of investments by DFR or any of its affiliates in DLC GP unless (i)Pegasus Deerfield has received a certain return on its investment and (ii) Pegasus Deerfield and DFR or any of its affiliates withdraw their capital from Fund I in the same proportions.  Further, if DCM or its affiliates transfer their interests in Fund I, Pegasus Deerfield has certain consent and “tag-along” rights with respect thereto.

Further, DFR, DCM and their affiliates are bound by certain non-competition provisions during the period from April 9, 2009 to the end of Fund I’s marketing period, including a requirement to obtain Pegasus Deerfield’s consent prior to (i) managing certain managed accounts that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers and have an investment strategy that is not materially different than that of Fund I, (ii) managing any successor to any such managed account existing as of April 9, 2009 or (iii) sponsoring certain funds that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers and have a target size of less than $400 million.

Side Letter No. 1 also provides that Pegasus Deerfield’s $75 million capital commitment to Fund I and DLC GP will be drawn down in four separate tranches and that each of the last three tranches will only be drawn down upon the satisfaction of certain conditions, including that (i) a minimum amount of the capital in the prior tranche shall have already been invested, (ii) DCM shall have demonstrated to Pegasus an ability to promptly invest a certain minimum portion of the tranche being drawn down and (iii) that there are sufficient, viable investment opportunities for Fund I that have been approved by Pegasus Deerfield.

As set forth in Side Letter No. 1, Deerfield Pegasus shall have the right to terminate DCM as investment advisor to Fund I in certain circumstances.

The foregoing description of Side Letter No. 1 does not purport to be complete and is qualified in its entirety by reference to Side Letter No. 1, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Side Letter No. 2

On April 9, 2009, DCM, DFR, Pegasus Deerfield, PGS, Fund I and DLC GP entered into Side Letter No. 2 providing for certain economic and governance rights to be granted to Pegasus Deerfield and PGS in respect of certain future investment funds and managed accounts managed by DCM that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers (each, a “Subsequent Fund”).

Under Side Letter No. 2, if the average invested capital contributed by Pegasus Deerfield during the period commencing on October 9, 2009 and terminating on April 9, 2011 is at least $50 million, Pegasus Deerfield is entitled to receive a declining share of the incentive allocation and advisory fees paid to DFR and DCM in respect of each Subsequent Fund (the “Subsequent Fund Economics”).  Pegasus Deerfield’s right to receive a share of the incentive allocation and advisory fees charged in respect of each Subsequent Fund is not contingent on Pegasus Deerfield making an investment in any Subsequent Fund.  On or prior to the 30th day following the date of DFR’s notice to Pegasus Deerfield of the commencement of the marketing of the second successor fund to Fund I, Deerfield Pegasus is required to elect to either retain the Warrants and forfeit its rights to the Subsequent Fund Economics or forfeit the Warrants and retain its rights to the Subsequent Fund Economics.

In addition, if DCM or its affiliates transfer their interests in a Subsequent Fund, Pegasus Deerfield has certain consent and “tag-along” rights with respect thereto.  In addition, DFR, DCM and their affiliates and related entities are bound by certain non-competition provisions for so long as Pegasus Deerfield maintains is rights to the Subsequent Fund Economics and subject to an agreed-upon outside date, including a requirement to obtain Pegasus Deerfield’s consent prior to (i) managing certain managed accounts that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers and have an investment strategy that is not materially different than that of Fund I, (ii) managing any successor to any such managed account existing as of April 9, 2009 or (iii) sponsoring certain funds that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers and have a target size of less than $400 million.  In addition, DFR, DCM and their affiliates and related entities are prohibited from sponsoring or marketing certain funds that invest primarily in syndicated bank loans to and bonds issued by non-investment grade borrowers until the termination of Fund I’s marketing period.

Side Letter No. 2 also provides that DCM and DFR and its affiliates are subject to certain restrictions regarding the management of Subsequent Funds, and must obtain Pegasus Deerfield’s consent to take certain actions relating to Subsequent Funds, including (i) any action that could have a material adverse effect on Pegasus Deerfield or its affiliates, (ii) certain amendments to the advisory agreement in respect of any Subsequent Fund, (iii) the transfer of all or a substantial portion of the assets of DCM, (iv) the exercise of a power of attorney by DCM or DFR on behalf of Pegasus Deerfield, (v) the waiver of certain restrictive covenant agreements regarding DCM’s key employees, (vi) the use of the name “Pegasus” in certain circumstances and (vii) the disclosure of certain confidential information relating to Subsequent Funds.

Side Letter No. 2 provides that none of DCM, DFR or any of their affiliates may amend or waive any provision of certain identified restrictive covenant agreements, including the Trutter Letter Agreement, without the consent of Deerfield Pegasus.

The foregoing description of Side Letter No. 2 does not purport to be complete and is qualified in its entirety by reference to Side Letter No. 2, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Side Letter No. 3

On April 9, 2009, DCM, DFR and Pegasus Deerfield entered into Side Letter No. 3 providing for certain rights to be granted to Pegasus in consideration for the investment by Pegasus Deerfield in Fund I and DLC GP.

Under the terms of Side Letter No. 3, until the expiration of the term of Fund I, Pegasus will have the right to designate two out of the five members of the board of managers of DCM and any replacements for such members.

Further, Side Letter No. 3 provides that the board of directors of DFR (the “DFR Board”) shall (i) as soon as reasonably practicable, consider and vote upon a proposal to effectively exclude Pegasus Deerfield, its affiliates and associates and any subsequent transferee of any of the Warrants or Warrant Shares (together, the “Investor Warrant Parties”) from the terms of the Rights Agreement, dated as of March 11, 2009, between DFR and the rights agent listed therein, with respect to the acquisition by any such party of any DFR securities from and after January 1, 2011 and (ii) as soon as reasonably practicable following the date on which DFR’s stockholders approve the currently pending charter amendment (the “Charter Amendment”), consider and vote upon a proposal to effectively exclude the Investor Warrant Parties from the restrictions contained in the Charter Amendment with respect to the acquisition by any such party of any DFR securities from and after January 1, 2011.  DFR’s management has agreed to recommend to the DFR board that they adopt and approve such proposals.  DFR has also agreed not to adopt or recommend for adoption any plan program or policy similar to the Rights Agreement or the Charter Amendment that imposes restrictions on the acquisition or transfer of DFR securities without also providing an exception to any such plan, program or policy for the Investor Warrant Parties.

Side Letter No. 3 also provides that for as long as the Warrants held by Pegasus are outstanding, DFR will obtain the consent of Pegasus prior to taking certain actions, including (i) declaring dividends on DFR’s common stock that are payable in any of DFR’s assets (including cash) or in debt securities, except that DFR is permitted to make regular quarterly cash dividends if the amount of such dividends does not exceed the amount of its last quarterly cash dividend, or (ii) issuing or selling discounted stock at a price less than fair market value.  However, DFR may, without the consent of Pegasus, issue stock at a price less than fair market value to its own employees, to the holders of outstanding stock options, to Pegasus, or, provided the stock is not issued below fair market value, to anyone in connection with the financing of the acquisition of a target company.

The foregoing description of Side Letter No. 3 does not purport to be complete and is qualified in its entirety by reference to Side Letter No. 3, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Description of the Trutter Letter Agreement

In consideration of, and as a condition to, the formation and raising of Fund I, and in consideration of, and as a condition to, Mr. Trutter serving Fund I through DCM as an investment professional, Mr. Trutter entered into the Trutter Letter Agreement.  The Trutter Letter Agreement contains various restrictive covenants, including a confidentiality provision that restricts Mr. Trutter, during the term of his employment with DCM and for a period of five years thereafter, from disclosing (i) information relating to the business of DCM and its affiliates, (ii) information relating to Fund I or any successor thereto, (iii) information relating to any account or other investment vehicle advised, managed or sponsored by DCM or any of its affiliates (each, a “Managed Asset”) or any investor in any of them (each, an “Investor”) or (iv) any information otherwise deemed confidential by DCM or any of its affiliates, any Managed Asset or any Investor.

The Trutter Letter Agreement also contains a non-disparagement provision that prohibits Mr. Trutter from disclosing any information that reflects negatively upon or otherwise disparages DCM, any of DCM’s affiliates or any Managed Asset.  As part of the Trutter Letter Agreement, Mr. Trutter is also subject to a non-solicitation covenant during his term of employment with DCM, any of DCM’s affiliates or Fund I and any successor funds thereto, and for 12 months thereafter.  In addition, Mr. Trutter is subject to a non-compete covenant during the term of his employment with DCM or any of its affiliates and for a period of 12 months thereafter (the “Non-Compete Term”).  Under the Trutter Letter Agreement, DCM may elect to pay Mr. Trutter severance and to extend the Non-Compete Term for a period of up to 12 months (regardless of whether any amounts of severance are paid to Mr. Trutter), subject to the payment to Mr. Trutter of certain daily amounts.  Furthermore, in the event Mr. Trutter is terminated without “cause” or due to a “forced relocation” (each, as defined in the Trutter Letter Agreement), DCM may elect to extend the Non-Compete Term for period not to exceed 24 months, subject to the payment to Mr. Trutter of a per diem amount equivalent to his then-current annual base salary.

The foregoing description of the Trutter Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Trutter Letter Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 7.01.   Regulation FD Disclosure.

On April 14, 2009, DFR issued a press release announcing its entry into a new investment venture with Pegasus.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of DFR under the Securities Act.

Item 9.01.   Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

4.1	Warrant, dated April 9, 2009, issued by Deerfield Capital Corp. to Pegasus Deerfield (AIV), LLC.

4.2	Warrant, dated April 9, 2009, issued by Deerfield Capital Corp. to Pegasus Deerfield (AIV), LLC.

10.1	Registration Rights Agreement, dated April 9, 2009, between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.

10.2

Letter Agreement, dated April 9, 2009, by and among Pegasus Deerfield (AIV), LLC, PGS Management, LLC, Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC.*

10.3

Letter Agreement, dated April 9, 2009, by and among Pegasus Deerfield (AIV), LLC, PGS Management, LLC, Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC.*

10.4	Letter Agreement, dated April 9, 2009, by and among Pegasus Deerfield (AIV), LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC.*

10.5	Letter Agreement, dated April 9, 2009, between Deerfield Capital Management LLC and Jonathan Trutter.

99.1	Press Release issued by DFR on April 14, 2009.

*

Portions of these exhibits have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.

	By:	/s/ Robert A. Contreras
		Name:	Robert A. Contreras
		Title:	Senior Vice President, General Counsel and
Secretary

Dated: April 15, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant, dated April 9, 2009, issued by Deerfield Capital Corp. to Pegasus Deerfield (AIV), LLC.

4.2	Warrant, dated April 9, 2009, issued by Deerfield Capital Corp. to Pegasus Deerfield (AIV), LLC.

10.1	Registration Rights Agreement, dated April 9, 2009, between Deerfield Capital Corp. and Pegasus Deerfield (AIV), LLC.

10.2

Letter Agreement, dated April 9, 2009, by and among Pegasus Deerfield (AIV), LLC, PGS Management, LLC, Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC.*

10.3

Letter Agreement, dated April 9, 2009, by and among Pegasus Deerfield (AIV), LLC, PGS Management, LLC, Deerfield Pegasus Loan Capital LP, DPLC General Partner LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC.*

10.4	Letter Agreement, dated April 9, 2009, by and among Pegasus Deerfield (AIV), LLC, Deerfield Capital Corp. and Deerfield Capital Management LLC.*

10.5	Letter Agreement, dated April 9, 2009, between Deerfield Capital Management LLC and Jonathan Trutter.

99.1	Press Release issued by DFR on April 14, 2009.

*

Portions of these exhibits have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.